                                                                    EXHIBIT 20.2


                     MONTHLY CERTIFICATEHOLDERS' STATEMENT
                             RETAILERS NATIONAL BANK
                     DAYTON HUDSON CREDIT CARD MASTER TRUST
                                 SERIES 1997-1



Pursuant to the Pooling and Servicing Agreement, dated as of September 13, 1995 (as may be amended, from time to time, the "Agreement"), as supplemented by the Series 1997-1 Supplement (as amended and Supplemented, the "Series Supplement"), each among Retailers National Bank, as Servicer, Dayton Hudson Receivables Corporation, as Transferor, and Norwest Bank Minnesota, National Association, as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date and Monthly Period is set forth below.


                                         MONTHLY PERIOD:          MAY 1999
                                         DISTRIBUTION DATE:       JUNE 25, 1999
                                         NO. OF DAYS IN PERIOD:   28

-----------------------------------------------------------------------------------------------------------------------
A.      ORIGINAL DEAL PARAMETERS
(a)     Class A Initial Invested Amount                                                  $ 400,000,000.00       76.50%
(b)     Class B Initial Invested Amount                                                    122,875,817.00       23.50%
                                                                                         ----------------
(c)     Total Initial Invested Amount                                                    $ 522,875,817.00
                                                                                         ----------------
                                                                                         ----------------
(d)     Class A Certificate Rate                                                                    6.25%
(e)     Class B Certificate Rate                                                                    0.00%

(f)     Servicing Fee Rate                                                                          2.00%
(g)     Discount Percentage                                                                         0.00%
-----------------------------------------------------------------------------------------------------------------------



I.      RECEIVABLES IN THE TRUST
-----------------------------------------------------------------------------------------------------------------------

(a)     Beginning of the Period Principal Receivables                                   $2,185,417,396.96
(b)     Beginning of the Period Finance Charge Receivables                                  85,537,877.27
(c)     Beginning of the Period Discounted Receivables                                                  -
                                                                                        -----------------
(d)     Beginning of the Period Total Receivables (a + b + c)                           $2,270,955,274.23
                                                                                        -----------------
                                                                                        -----------------
(e)     Removed Principal Receivables                                                   $               -
(f)     Removed Finance Charge Receivables                                                              -
                                                                                        -----------------
(g)     Removed Total Receivables (e + f)                                               $               -
                                                                                        -----------------
                                                                                        -----------------
(h)     Supplemental Principal Receivables                                              $               -
(i)     Supplemental Finance Charge Receivables                                                         -
                                                                                        -----------------
(j)     Supplemental Total Receivables (h + i)                                          $               -
                                                                                        -----------------
                                                                                        -----------------
(k)     End of Period Principal Receivables                                             $2,174,420,491.20
(l)     End of Period Finance Charge Receivables                                            83,742,624.11
(m)     End of Period Discounted Receivables                                                            -
                                                                                        -----------------
(n)     End of Period Total Receivables (k + l + m)                                     $2,258,163,115.31
                                                                                        -----------------
                                                                                        -----------------



                                 Page 1 of 6

                     MONTHLY CERTIFICATEHOLDERS' STATEMENT
                             RETAILERS NATIONAL BANK
                     DAYTON HUDSON CREDIT CARD MASTER TRUST
                                 SERIES 1997-1




II.     INVESTED AMOUNTS AND ALLOCATION PERCENTAGES
-----------------------------------------------------------------------------------------------------------------------

(a)     Class A Initial Invested Amount                                                  $ 400,000,000.00       76.50%
(b)     Class B Initial Invested Amount                                                    122,875,817.00       23.50%
                                                                                         ----------------
(c)     Total Initial Invested Amount (a + b)                                            $ 522,875,817.00

(d)     Class A Invested Amount (a - (X.a))                                              $ 400,000,000.00       76.50%
(e)     Class B Invested Amount (b - (X.e))                                                122,875,817.00       23.50%
                                                                                         ----------------
(f)     Total Invested Amount (d + e)                                                    $ 522,875,817.00

(g)     Class A Adjusted Invested Amount (a - (X.a)-(III.f))                             $ 400,000,000.00       76.50%
(h)     Class B Invested Amount (b - (X.e))                                                122,875,817.00       23.50%
                                                                                         ----------------
(i)     Total Adjusted Invested Amount (g + h)                                           $ 522,875,817.00

(j)     Floating Allocation Percentage                                                             23.93%
(k)     Class A Floating Allocation Percentage                                                     18.30%
(l)     Class B Floating Allocation Percentage                                                      5.62%

(m)     Principal Allocation Percentage                                                            23.93%
(n)     Class A Principal Allocation Percentage                                                    18.30%
(o)     Class B Principal Allocation Percentage                                                     5.62%

(p)     Servicing Fee                                                                      $   871,459.70
(q)     Investor Defaulted Amount (j * (IV.(m)))                                           $ 2,663,209.89


III.    TRANSFEROR'S INTEREST, RETAINED INTEREST, SPECIAL FUNDING
        ACCOUNT, AND PRINCIPAL FUNDING ACCOUNT
-----------------------------------------------------------------------------------------------------------------------

(a)     Transferor's Amount (end of month)                                              $  967,533,388.38
(b)     Required Retained Transferor Amount                                             $   43,488,409.82
(c)     Required Principal Balance                                                      $1,206,887,102.82
(e)     Funds on deposit in Special Funding Account (end of month)                      $               -
(f)     Principal on deposit in Principal Funding Account (beginning of month)          $               -
(g)     Principal on deposit in Principal Funding Account (end of month)                $               -



                                 Page 2 of 6

                     MONTHLY CERTIFICATEHOLDERS' STATEMENT
                             RETAILERS NATIONAL BANK
                     DAYTON HUDSON CREDIT CARD MASTER TRUST
                                 SERIES 1997-1



IV.     PERFORMANCE SUMMARY
-----------------------------------------------------------------------------------------------------------------------

        COLLECTIONS:
(a)     Collections of Principal Receivables                                             $ 384,034,991.39
(b)     Collections of Finance Charge Receivables (from cardholder payments)                45,767,765.04
(c)     Collections of Finance Charge Receivables (from merchant fees,                       5,700,938.98
        deferred billing fees, collection account interest)
(d)     Collections of Discount Option Receivables                                                   0.00
                                                                                         ----------------
(e)     Total Finance Charge Collections (b + c + d)                                     $  51,468,704.02
                                                                                         ----------------
(f)     Total Collections (a + e)                                                        $ 435,503,695.41
                                                                                         ----------------
                                                                                         ----------------
        DELINQUENCIES AND LOSSES:
(g)     2 missed payments                                                                $     78,845,000
(h)     3 missed payments                                                                      36,462,000
(i)     4 or more missed payments                                                              69,262,000
                                                                                         ----------------
(j)     Total delinquencies (g + h + i)                                                  $    184,569,000
                                                                                         ----------------
                                                                                         ----------------

(k)     Gross Charge-Offs during the month                                               $  14,530,357.05
(l)     Recoveries during the month                                                      $   3,399,176.29
(m)     Net Charge-Offs during the month (k - l)                                         $  11,131,180.76

V       NON-U.S. ACCOUNTS
-----------------------------------------------------------------------------------------------------------------------

(a)     Non-US Accounts at end of month                                                            90,433
(b)     as a percentage of total (a / c)                                                            0.33%

(c)     Total number of Accounts in Trust (at end of month)                                    27,708,395



                                 Page 3 of 6

                     MONTHLY CERTIFICATEHOLDERS' STATEMENT
                             RETAILERS NATIONAL BANK
                     DAYTON HUDSON CREDIT CARD MASTER TRUST
                                 SERIES 1997-1


VI      AVAILABLE SERIES 1997-1 FINANCE CHARGE COLLECTIONS AND APPLICATION OF FUNDS
---------------------------------------------------------------------------------------------------------------------------

(a)     Floating Allocation Percentage of Collections of Finance Charge Receivables       $ 12,314,233.75
(b)     Investment earnings on Principal Funding Account                                              -
(c)     Investment earnings in Reserve Account deposited in the Collection Account                    -
(d)     Reserve draw Amount deposited into the Collection Account                                     -
                                                                                          ---------------
(e)     Available Series 1997-1 Finance Charge Collections (a + b + c + d)                $ 12,314,233.75

(i)     Class A Interest                                                                     2,083,333.34

(ii)    Servicing Fee                                                                          871,459.70

(iii)   Class A Investor Defaulted Amount ((IV.m * (II.k))                                   2,037,355.57

(iv)    Class B Investor Defaulted Amount ((IV.m * (II.l ))                                    625,854.33

(v)     Adjustment Payment Shortfalls                                                                 -

(vi)    Reimbursement of Class A Investor Charge-Offs                                                 -

(vii)   Reimbursement of Class B Investor Charge-Offs                                                 -
        and Reallocated Class B Principal Collections

(viii)  Class B Interest                                                                              -

(ix)    Reserve Account                                                                               -

(x)     Excess Finance Charge Collections                                                  $ 6,696,230.81
             (e-i-ii-iii-iv-v-vi-vii-viii-ix)



                                 Page 4 of 6

                     MONTHLY CERTIFICATEHOLDERS' STATEMENT
                             RETAILERS NATIONAL BANK
                     DAYTON HUDSON CREDIT CARD MASTER TRUST
                                 SERIES 1997-1



VII     YIELD and BASE RATE
------------------------------------------------------------------------------------------------------------------------

BASE RATE

(a)     Base Rate (current month)                                                                   6.78%
(b)     Base Rate (prior month)                                                                     6.78%
(c)     Base Rate (2 months ago)                                                                    6.78%

(d)     3 Month Average Base Rate                                                                   6.78%

PORTFOLIO YIELD

(e)     Portfolio Yield (current month)                                                            23.73%
(f)     Portfolio Yield (prior month)                                                              23.69%
(g)     Portfolio Yield (2 months ago)                                                             19.03%

(h)     3 Month Average Portfolio Yield                                                            22.15%

VIII    PORTFOLIO PERFORMANCE RATES
-----------------------------------------------------------------------------------------------------------------------

(a)     Net Charge-Offs (annualized % of Principal Receivables at beginning of                      6.55%
        period)
(b)     Monthly Payment Rate (% of Principal Receivables at beginning of period                    21.35%
        (adjusted for number of days in period))
(c)     Trust Portfolio Yield (annualized)                                                         30.28%
(d)     Portfolio Yield (3 month average (annualized))                                             22.15%
(e)     Base Rate (3 month average)                                                                 6.78%
(f)     Excess Finance Charge Collections % (d - e)                                                15.37%



                                 Page 5 of 6

                     MONTHLY CERTIFICATEHOLDERS' STATEMENT
                             RETAILERS NATIONAL BANK
                     DAYTON HUDSON CREDIT CARD MASTER TRUST
                                 SERIES 1997-1



IX      PRINCIPAL COLLECTIONS
------------------------------------------------------------------------------------------------------------------------

(a)     Class A Principal Allocation Percentage                                                    18.30%
(b)     Class A Principal                                                                 $             -
(c)     Class B Principal Allocation Percentage                                                     5.62%
(d)     Class B Principal                                                                 $             -
(e)     Total Principal (b + d)                                                           $             -

(f)     Reallocated Principal Collections                                                 $             -
(g)     Shared Principal Collections allocable from other Series, Participation and       $             -
        Transferor Certificate

X       INVESTOR CHARGE-OFFS
------------------------------------------------------------------------------------------------------------------------

        CLASS A INVESTOR CHARGE-OFFS
(a)     Class A Investor Charge-Offs                                                      $             -
(b)     Class A Investor Charge-Offs per $1,000 original certificate principal amount     $             -
(c)     Total amount reimbursed in respect of Class A Investor Charge-Offs                $             -
(d)     The amount, if any, by which the outstanding principal balance of the Class       $             -
        A Certificates exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date.

        CLASS B INVESTOR CHARGE-OFFS
(e)     Class B Investor Charge-Offs                                                      $             -
(f)     Class B Investor Charge-Offs per $1,000 original certificate principal amount     $             -
(g)     Total amount reimbursed in respect of Class B Investor Charge-Offs                $             -
(h)     The amount, if any, by which the outstanding principal balance of the Class B     $             -
        Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date.

XI      AMORTIZATION
------------------------------------------------------------------------------------------------------------------------

(a)     Class A Accumulation Period Length (months)                                                    12
(b)     Controlled Accumulation Amount                                                    $ 33,333,333.34
(c)     Deficit Controlled Accumulation  Amount                                           $             -
(d)     Total Principal on deposit in Principal Funding Account for the benefit of Class  $             -
        A Certificateholders




        RETAILERS NATIONAL BANK,
           AS SERVICER


        BY:     /S/ THOMAS  A. SWANSON
           ---------------------------------
            NAME:   THOMAS  A. SWANSON
            TITLE:  VICE PRESIDENT & CASHIER


                                 Page 6 of 6